                                                                    Exhibit 99.3

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENT INFORMATION

The unaudited pro forma condensed consolidated financial information gives effect to the acquisition of PCM, Inc. ("PCM") by Aztec Technology Partners, Inc. (the "Company") on July 27, 1998. The Company acquired all of the outstanding shares of PCM's common stock for approximately $54 million in cash. The acquisition was accounted for under the purchase method of accounting. The pro forma combined balance sheet gives effect to the acquisition of PCM as if the acquisition had been completed as of June 30, 1998. The pro forma combined statements of income give effect to the acquisition of PCM as if the acquisition had been completed at the beginning of the period.

The pro forma combined statement of income for the year ended April 25, 1998 includes the audited financial information of the Company for the year ended April 25, 1998 and the unaudited financial information of PCM for the year ended January 31, 1998.

The pro forma combined statement of income for the nine weeks ended June 30, 1998 includes the unaudited financial information of the Company for the period from April 26, 1998 to June 30, 1998 and the unaudited financial information of PCM for the two months ended March 31, 1998.

The unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of the Company and the historical financial statements of PCM and reflects certain pro forma adjustments based upon preliminary estimates, available information and certain assumptions that management deems appropriate.

The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations which would have actually been reported had the acquisition been consummated as presented, or which may be reported in the future. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended April 25, 1998 and quarterly report on Form 10-Q for the nine weeks ended June 30, 1998.

                         AZTEC TECHNOLOGY PARTNERS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30,1998
                                 (In Thousands)


                                                                           Historical                        Pro Forma
                                                               -------------------------------       --------------------------
ASSETS
                                                                     Aztec         PCM    Notes       Adjustments   Combined
                                                               ----------------------------------------------------------------
Current assets:
    Cash and cash equivalents                                       $ 1,435         $ 31               $   -        $   1,466
    Accounts receivable,net                                          48,678        4,400                               53,078
    Due from stockholder                                                             397                                  397
    Inventories                                                      10,096          466                               10,562
    Prepaid expenses and other current assets                        10,975           41                               11,016
                                                               ---------------------------------------------------------------
         Total current assets                                        71,184        5,335                   -           76,519

Property and equipment, net                                           6,152           78                                6,230
Intangibles, net                                                     63,554                 5            51,650       115,204
Other assets                                                            576                                               576
Due from officer                                                                     200                                  200
                                                               ---------------------------------------------------------------

         Total assets                                             $ 141,466      $ 5,613               $ 51,650      $ 198,729
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Current maturities of long-term debt                          $     282         $ 26               $   -         $     308
    Payable to U.S. Office Products                                   3,086                                              3,086
    Accounts payable                                                 17,490        1,065                                18,555
    Accrued liabilities                                              15,456          142    2               230         17,628
                                                                                            3             1,800
                                                               ---------------------------------------------------------------
        Total current liabilities                                    36,314        1,233                  2,030         39,577

Long-term debt                                                          278                 1            54,000         54,278
Deferred income taxes                                                   951                                                951
                                                               ---------------------------------------------------------------

         Total liabilities                                           37,543        1,233                 56,030         94,806
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------

Stockholders' equity:
      Common stock                                                       22          210    4              (210)            22
      Additional paid-in capital                                     94,411                                             94,411
      Retained earnings                                               9,490        4,170    4            (4,170)         9,490
                                                               ---------------------------------------------------------------
           Total stockholders' equity                               103,923        4,380                 (4,380)       103,923
                                                               ---------------------------------------------------------------
           Total liabilities and stockholders' equity             $ 141,466      $ 5,613               $ 51,650      $ 198,729
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------

The following is a description of each of the pro forma adjustments:


     1. Reflects the utilization of an acquisition credit facility.

     2. Reflects legal and accounting costs incurred in connection with the acquisition.

     3. Reflects accrual for shareholder S-corporation tax liabilities due to PCM shareholders under the acquisition agreement.

     4. Reflects the elimination of PCM's historical equity.

     5. Reflects the fair value ascribed to intangible assets.

                         AZTEC TECHNOLOGY PARTNERS, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                            YEAR ENDED APRIL 25, 1998
                    (In Thousands, Except Per Share Amounts)


                                                           Historical                                  Pro Forma
                                                    ------------------------------        ---------------------------------
                                                     Aztec             PCM         Notes     Adjustments         Combined
                                                    -----------------------------------------------------------------------

Revenues                                               $ 208,341         $ 35,841                   $ -        $ 244,182

Cost of revenues                                         158,317           26,268                                184,585
                                                    ---------------------------------------------------------------------

Gross profit                                              50,024            9,573                     -           59,597

Selling, general and administrative expenses              35,185            2,929                                 38,114
Goodwill amortization expense                                840                        1         2,064            2,904
Strategic restructuring costs                              1,750                                                   1,750
                                                    ---------------------------------------------------------------------
           Operating income                               12,249            6,644                (2,064)          16,829

Other (income) expense                                       (22)             (40)      2         3,888            3,826
                                                    ---------------------------------------------------------------------

Income before provision for income taxes                  12,271            6,684                (5,952)          13,003

Provision for income taxes                                 5,797              100       3        (2,464)           6,100
                                                                                        4         2,667
                                                    ---------------------------------------------------------------------

Net income                                               $ 6,474          $ 6,584              $ (6,155)         $ 6,903
                                                    ---------------------------------------------------------------------
                                                    ---------------------------------------------------------------------

Weighted-average shares outstanding:
        Basic                                             23,911                                                  23,911
        Diluted                                           24,385                                                  24,385
Per share amounts:
        Basic                                             $ 0.27                                                  $ 0.29
                                                    -------------                                       -----------------
                                                    -------------                                       -----------------
        Diluted                                           $ 0.27                                                  $ 0.28
                                                    -------------                                       -----------------
                                                    -------------                                       -----------------

The following is a description of each of the pro forma adjustments:


      1. Represents the amortization of identified intangibles on a straight-line basis using an estimated life of twenty-five years.

      2. Represents increase in interest expense on new borrowings at a rate of 7.2%.

      3. Represents the recording of a tax benefit resulting from the effect of the pro forma adjustments 1 and 2.

      4. Represents the recording of a tax provision as if PCM had been subject to federal and state income taxes.

                         AZTEC TECHNOLOGY PARTNERS, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         NINE WEEKS ENDED JUNE 30, 1998
                    (In Thousands, Except Per Share Amounts)


                                                                Historical                                  Pro Forma
                                                          -----------------------------        -------------------------------------
                                                          Aztec             PCM         Notes     Adjustments         Combined
                                                          --------------------------------------------------------------------------

Revenues                                                     $ 50,708          $ 7,898                  $ -          $ 58,606

Cost of revenues                                               38,341            5,131                                 43,472
                                                          --------------------------------------------------------------------

Gross profit                                                   12,367            2,767                    -            15,134

Selling, general and administrative expenses                    8,347              389                                  8,736
Goodwill amortization expense                                     274                        1          344               618
Strategic restructuring costs                                   3,196                                                   3,196
                                                          --------------------------------------------------------------------
           Operating income                                       550            2,378                 (344)            2,584

Other (income) expense                                             38              (36)      2          648               650
                                                          --------------------------------------------------------------------

Income before provision for income taxes                          512            2,414                 (992)            1,934

Provision for income taxes                                        225               36       3         (411)              813
                                                                                             4          963
                                                          --------------------------------------------------------------------

Net income                                                      $ 287          $ 2,378             $ (1,544)         $  1,121
                                                          --------------------------------------------------------------------
                                                          --------------------------------------------------------------------

Weighted-average shares outstanding:
        Basic                                                  25,238                                                  25,238
        Diluted                                                25,443                                                  25,443
Per share amounts:
        Basic                                                  $ 0.01                                                  $ 0.04
                                                         -------------                                       -----------------
                                                         -------------                                       -----------------
        Diluted                                                $ 0.01                                                  $ 0.04
                                                         -------------                                       -----------------
                                                         -------------                                       -----------------

The following is a description of each of the pro forma adjustments:


         1. Represents the amortization of identified intangibles on a straight-line basis using an estimated life of twenty-five years.

         2. Represents increase in interest expense on new borrowings at a rate of 7.2%.

         3. Represents the recording of a tax benefit resulting from the effect of the pro forma adjustments 1 and 2.

         4. Represents the recording of a tax provision as if PCM had been subject to federal and state income taxes.